UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 24, 2005

CTI Group (Holdings) Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-10560	51-0308583
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

333 N. Alabama Street, Suite 240, Indianapolis, Indiana		46204
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	317-262-4582

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

(a) Previous Independent Accountant

On June 24, 2005, the Audit Committee of the Board of Directors of CTI Group (Holdings) Inc. (the "Company") dismissed the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP ("PWC").

The reports of PWC on the Company’s financial statements for either of the past two fiscal years ended December 31, 2004 and 2003, respectively, contained no adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope, or accounting principles.

In connection with its audits for the two most recent fiscal years ended December 31, 2004 and 2003, respectively, and through June 24, 2005, there have been no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PWC, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the financial statements for such period.

During the two most recent fiscal years and through June 24, 2005, there have been no reportable events (as described in Item 304(a)(1)(iv)(B) of Regulation S-B).

The Company has requested PWC to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter dated June 29, 2005 is filed as Exhibit 16 to this Form 8-K.

(b) New Independent Accountant

The Audit Committee of the Board of Directors of the Company engaged Crowe Chizek and Company, LLC ("Crowe Chizek") as its independent registered public accounting firm effective as of June 24, 2005. During the two most recent fiscal years ended December 31, 2004 and 2003, respectively, and through June 24, 2005, the Company has not consulted with Crowe Chizek regarding either: (i) the application of accounting principles to a specified transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of a disagreement or event identified in Item 304(a)(1)(iv) of Regulation S-B.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

None.

(b) Pro forma financial information.

None.

(c) Exhibits.

The following exhibit is filed herewith:

Exhibit Number: 16
Description : Letter on Change in Certifying Accountant

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTI Group (Holdings) Inc.

June 29, 2005	By:	/s/Manfred Hanuschek

Name: Manfred Hanuschek
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

16	Letter on Change in Certifying Accountant